Other income	12 Months Ended
Dec. 31, 2017
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Other income

11 Other income

	2017	2016	2015
Other income	540	66	83

Other income in 2017 of EUR 540 million mainly related to a book gain of EUR 231 million (USD 250 million) from the divestment of the payout annuity and the BOLI/COLI businesses in the Americas and a book gain of EUR 208 million on the sale of the Unirobe Meeùs Groep. Furthermore, a release of an expense reserve of EUR 82 million (GBP 71 million) was recorded that was embedded in the liabilities for insurance contracts following the completion of the Part VII transfer to Rothesay Life. Also EUR 17 million (GBP 14 million) related to the completion of the Part VII transfer of annuities reinsured to Legal & General in 2016 was included. For more details refer to note 51 Business combinations.

Other income of EUR 66 million for 2016 includes the result on the sale of Transamerica Financial Advisors. This transaction has resulted in a gain of USD 58 million (EUR 52 million). Refer to note 51 Business combinations for more details.

Other income in 2015 included a release of EUR 38 million of the earn out provision regarding Liberbank in Spain. In addition, other income included the results from the sale of Clark Consulting and the 25.1% share in Seven Investment Management (7IM). The 7IM transaction led to a net gain of EUR 10 million (GBP 7 million) and was recorded as an associate in the books of Aegon. The sale of Clark Consulting led to a book gain of EUR 7  million (USD 8 million). Please see also note 51 Business combinations for more details.